                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

            Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of  2002  (18
U.S.C.ss.  1350),  the  undersigned,  James Weber,  Chief  Financial  Officer of
FalconStor Software,  Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

            The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30,
2004 of the Company (the  "Report")  fully  complies  with the  requirements  of
Sections  13(a)  and  15(d) of the  Securities  Exchange  Act of  1934,  and the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ James Weber
                                          ---------------
                                          James Weber
                                          Chief Financial Officer
                                          August 9, 2004